Exhibit 99.1

FORM OF COMPANY VOTING AGREEMENT

June 16, 2024

Triton Water Parent, Inc.
900 Long Ridge Rd
Stamford, CT 06902

Dear Sirs/Madams:

Re:	Support and Voting Agreement

The undersigned understands that Triton Water Parent, Inc. (the “Parent”), Triton US HoldCo, Inc. (“Holdings”), Triton Merger Sub 1, Inc., 1000922661 Ontario Inc. and Primo Water Corporation (the “Company”) wish to enter into an arrangement agreement and plan of merger dated as of the date hereof (the “Agreement”) contemplating, among other things, an arrangement (the “Arrangement”) of the Company under Section 182 of the Ontario Business Corporations Act, pursuant to which, among other things, Holdings will acquire, through wholly-owned subsidiaries thereof, all of the issued and outstanding shares in the capital of the Company pursuant to the Arrangement and all of the issued and outstanding capital stock of Parent by way of a plan of merger under Delaware law.

All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

1.
The undersigned hereby agrees, solely in his or her capacity as a securityholder of the Company and not in his or her capacity as an officer or director of the Company, from the date hereof until the earliest of (i) the Arrangement Effective Time, (ii) the valid termination of the Agreement in accordance with its terms, and (iii) the date on which an Adverse Recommendation Change is made in compliance with the Agreement:

(a)
to vote or to cause to be voted all of the Subject Securities (as defined below) entitled to vote, including any other such securities of the Company directly or indirectly acquired by or issued to the undersigned after the date hereof, (i) in favour of the approval of the Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Agreement, and any proposal to adjourn or postpone the Company Meeting if such adjournment or postponement is proposed pursuant to and in compliance with the provisions of the Agreement; and (ii) against (A) any proposed action or agreement which would reasonably be expected to adversely affect, prevent, materially delay or interfere with the completion of the transactions contemplated by the Agreement and (B) any action, proposal, transaction or agreement (including any amendment of any agreement) that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company contained in the Agreement or of the undersigned contained in this Agreement;

(b)
no later than five days prior to the Company Meeting, to deliver or to cause to be delivered to the Company, with a copy to Parent concurrently, duly executed proxies or voting instruction forms voting, as applicable, in favour of the approval of the Arrangement Resolution, such proxy or voting instruction forms not to be revoked, amended or withdrawn without the prior written consent of Parent, and, if applicable, name in such proxy (or proxies) or voting instruction form (or voting instruction forms), as applicable, those individuals as may be designated by the Company in the Circular for such purpose;

(c)
except as contemplated by the Agreement and this letter agreement, not to, directly or indirectly: (i) sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of its Subject Securities to any Person; (ii) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, enter into any voting trust or pooling agreement or arrangement in respect of the Subject Securities, or requisition or join in any requisition of any meeting of securityholders of the Company; or (iii) agree to take any of the actions described in the foregoing clause (i) or (ii); provided that the undersigned may (x) exercise or settle Company Equity Awards to acquire additional Company Common Shares; provided, further, that such additional Company Common Shares shall be deemed to be Subject Securities for purposes of this letter agreement and the undersigned shall abide by the terms of this letter agreement with respect to such additional Company Common Shares, and (y) Transfer Subject Securities to a corporation, family trust, registered retirement savings plan or other Person directly or indirectly owned or controlled by the undersigned or under common control with or controlling the undersigned; provided, further, that (A) prompt written notice of such Transfer is provided to Parent; (B) the transferee continues to be a corporation, trust, registered retirement savings plan or other entity directly or indirectly owned or controlled by the undersigned or under common control with or controlling the undersigned, at all times prior to the termination of this letter agreement; (C) the transferee agrees in writing, in a form mutually acceptable to the undersigned, Parent and the transferee, to be bound by all of the terms and conditions of this letter agreement as if it were a party hereto; and (D) such Transfer shall not relieve or release the undersigned of or from his or her obligations under this letter agreement, including the obligation of the undersigned to vote or cause to be voted all Subject Securities at the Company Meeting in favour of the approval of the Arrangement Resolution and any other matter necessary for the consummation of the transactions contemplated by the Agreement, subject to Section 1(a) of this letter agreement; and

(d)
not to exercise any rights of appraisal or rights of dissent provided under any applicable Laws, including Dissent Rights, or otherwise in connection with the Arrangement or the transactions contemplated by the Agreement.

2.
Notwithstanding any provision of this letter agreement to the contrary, Parent hereby agrees and acknowledges that the undersigned is executing this letter agreement and is bound hereunder solely in his or her capacity as a securityholder of the Company. Without limiting the provisions of the Agreement, nothing contained in this letter agreement shall limit or affect any actions the undersigned may take in his or her capacity as a director or officer of the Company or limit or restrict in any way the exercise of his or her fiduciary duties as director or officer of the Company.

3.
The undersigned hereby represents and warrants that (a) this letter agreement has been duly executed and delivered and is a valid and binding agreement, enforceable against the undersigned in accordance with its terms, and the performance by the undersigned of its obligations hereunder will not constitute a violation or breach of or default under, or conflict with, any contract, commitment, agreement, understanding or arrangement of any kind to which the undersigned will be a party and by which the undersigned will be bound at the time of such performance, (b) as of the date hereof, he or she, or one of his or her Affiliates is, and will continue to be until the earliest of (i) the Arrangement Effective Time, (ii) the valid termination of the Agreement in accordance with its terms, and (iii) the date on which an Adverse Recommendation Change is made in compliance with the Agreement, the sole, registered or beneficial owner of the number of Company Common Shares, Company Equity Awards, any other securities convertible into or exchangeable or exercisable for Company Common Shares, or any other rights to acquire Company Common Shares, as set forth on the signature page to this letter agreement (collectively, “Subject Securities”), with good title thereto free and clear of any and all liens, transfer restrictions, adverse claims, encumbrances and demands of any nature or kind whatsoever (other than restrictions on transfer under applicable securities laws and any restrictions included in any documents relating to any Company Equity Awards or other securities convertible into or exchangeable or exercisable for Company Common Shares), (c) except for the Agreement and this letter agreement, no Person has any agreement or option, or any right or privilege (whether by Law, preemptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder of any of the Subject Securities, and (d) the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities.

4.
In the event that, in lieu of or in conjunction with the Arrangement, Parent and the Company seek to complete the transactions contemplated in the Agreement other than as contemplated by this letter agreement and the Agreement on a basis that (a) provides for economic terms which, in relation to the undersigned, on an after-tax basis, are at least equivalent to or better than those contemplated by this Agreement and the Agreement, (b) would not reasonably be expected to result in a delay or time to completion beyond the Outside Date (as it may be extended in accordance with the Agreement), and (c) is otherwise on terms and conditions not materially more onerous to the undersigned than the transactions contemplated in the Agreement (any such transaction, an “Alternative Transaction”), then during the term of this letter agreement the undersigned shall, upon written request of Parent, support the completion of such Alternative Transaction in the same manner as the transactions contemplated in the Agreement in accordance with the terms and conditions of this letter agreement, and, in the event of any such proposed Alternative Transaction, the references in this letter agreement to the “Arrangement” and the “Agreement” shall be deemed to be changed as revised by such Alternative Transaction, and all terms, covenants, representations and warranties of this letter agreement shall be and shall be deemed to have been made in the context of the Alternative Transaction.  An Alternative Transaction shall include, but not be limited to, any Alternative Transaction Structure or restructured transaction in accordance with the last paragraph of Section 2.9 of the Agreement as mutually agreed by the Parties.

5.
Each party hereto shall, at the request of the other party, use reasonable best efforts to promptly execute and deliver any and all such further documents and instruments and take or cause to be taken any and all such further actions as may reasonably be required in order to fully perform and carry out the terms and intent of this letter agreement.

6.
Each party hereto agrees that irreparable harm may occur for which money damages may not be an adequate remedy at Law in the event that any of the provisions of this letter agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties hereto agree that, in the event of any breach or threatened breach of this letter agreement by a party, the non-breaching party will be entitled, without the requirement of posting a bond or other security, to seek equitable relief, including injunctive relief and specific performance.

7.
This letter agreement may terminate at any time upon the mutual written agreement of the parties hereto and shall automatically terminate and be of no further force or effect upon the earliest to occur of: (i) the Arrangement Effective Time, (ii) Parent, without the consent of the undersigned, materially decreasing or materially changing the form of (with binding effect) the aggregate consideration payable to the Company Shareholders under the Agreement (which, for the avoidance of doubt, shall not include any adjustment pursuant to Section 2.10 of the Agreement), (iii) the date on which an Adverse Recommendation Change is made in compliance with the Agreement, and (iv) valid termination of the Agreement in accordance with its terms. The termination of this letter agreement shall not relieve any party from liability for any breach of this letter agreement by such party prior to such termination.

8.
This letter agreement shall be governed by the Laws of the Province of Ontario and the federal Laws of Canada applicable therein. Each party hereto hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of all matters arising under and in relation to this letter agreement and waives any defences to the maintenance of an action in the Courts of the Province of Ontario. This letter agreement may be executed in any number of counterparts (including counterparts by electronic copies) and all such counterparts taken together shall be deemed to constitute one and the same instrument.

9.
Parent may, without the prior written consent of the undersigned, assign, delegate or otherwise Transfer rights and interests hereunder to an assignee of any of its rights and obligations under the Agreement pursuant to an assignment thereof in accordance with the Agreement. The undersigned may not assign, delegate or otherwise Transfer any of his or her rights, interests or obligations under this letter agreement without the prior written consent of Parent.

10.
Each of the undersigned and Parent hereby consents to the disclosure of this letter agreement and its contents in any press release or other public announcement in accordance with the Agreement, documents filed with the Court in connection with the Arrangement or transactions contemplated by the Agreement or any filing pursuant to applicable Canadian Securities Laws or U.S. Securities Laws, including the Proxy Statement/Circular. The undersigned consents to and authorizes the publication and disclosure by Parent and the Company of its identity and holding of Subject Securities and any other information, in each case that Parent or the Company reasonably determines is required to be disclosed by applicable Law in any disclosure document in connection with the Arrangement or transactions contemplated by the Agreement. The undersigned agrees to give promptly to Parent or the Company any information it may reasonably require for the preparation of any such disclosure documents and such information will not contain, at the date it is filed or otherwise disseminated, or at the time of any amendment thereof, (a) any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) any Misrepresentation.

11.
Any notice or other communication to be given in connection with this letter agreement (unless stated otherwise to the contrary) must be (a) given in writing and will be given by overnight courier personal delivery or by electronic transmission, in each case, with either confirmation of receipt or, if given by email, with a confirmatory copy delivered by internally or nationally recognized courier service within three Business Days following transmission of such email, and (b) addressed to, as applicable, the undersigned at the address on the signature page attached hereto, or to Parent as follows:

Triton Water Parent, Inc.
c/o BlueTriton Brands, Inc.
900 Long Ridge Rd
Stamford, CT 06902
Attention:    Legal Department
Email:          Legal@BlueTriton.com

with a copy (which will not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention:             Alexander Johnson
Andrew Elken
Javier Stark
Email:                  alex.johnson@lw.com
andrew.elken@lw.com
javier.stark@lw.com

and

Stikeman Elliott LLP
1155 René-Lévesque Blvd. West
41st floor
Montréal, Québec H3B 3V2
Attention:             John Leopold
David Massé
Email:                   jleopold@stikeman.com
dmasse@stikeman.com

12.
This letter agreement may be executed in any number of counterparts (including counterparts by electronic copy, which includes pdf or Docusign) and all such counterparts taken together shall be deemed to constitute one and the same instrument. This letter agreement may only be amended, supplemented or otherwise modified by written agreement signed by the parties hereto.

13.
If the foregoing is in accordance with Parent’s understanding and is agreed to by Parent, please signify Parent’s acceptance by the execution of the enclosed copies of this letter agreement where indicated below by an authorized signatory of Parent and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement between Parent and the undersigned.

[Remainder of page left intentionally blank. Signature pages follow.]

Yours truly,

By:
(Signature)

(Print Name)

(Place of Residency)

(Name and Title)

Address:

Quantity and type of Subject Securities owned (beneficially or otherwise) as of the date hereof:
Company Common Shares
Company Options
Company RSUs
Company PSUs

[Signature Page to Voting Agreement]

Accepted and agreed on this ______day of ________________, 2024.

TRITON WATER PARENT, INC.

By:

Name:
Title:

[Signature Page to Voting Agreement]